EXHIBIT 10.3

December 14, 2006

Mr. W. Brian Olson

Mr. Joseph E. Katona III

Tecstar Automotive Group, Inc.

Tecstar Manufacturing Canada, Ltd.

Wheel to Wheel, LLC

1123 South Indiana Avenue

Goshen, Indiana 46528

RE:	FINANCING ARRANGEMENTS AMONG COMERICA BANK (“BANK”), TECSTAR AUTOMOTIVE GROUP, INC. (“AUTOMOTIVE”), TECSTAR MANUFACTURING CANADA, LTD. (“MANUFACTURING”) AND WHEEL TO WHEEL, LLC, AS SUCCESSOR BY REASON OF MERGER TO WHEEL TO WHEEL, INC. (“WHEEL TO WHEEL”, AND IDENTIFIED TOGETHER WITH AUTOMOTIVE AND MANUFACTURING AS “BORROWERS”) AND THE FOLLOWING PARTIES WHICH ARE IDENTIFIED COLLECTIVELY (TOGETHER WITH AUTOMOTIVE, MANUFACTURING AND WHEEL TO WHEEL) AS “GUARANTORS”: (1) TECSTAR, L.P., (2) STARCRAFT AUTOMOTIVE GROUP, INC., (3) POWERTRAIN INTEGRATION, LLC, (4) CLASSIC DESIGN CONCEPTS, LLC, (5) TECSTAR PARTNERS, LLC, (6) WHEEL TO WHEEL POWERTRAIN, LLC, (7) QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC., (8) REGENCY CONVERSIONS, LLC, (9) QUANTUM PERFORMANCE, LLC, (10) UNIQUE PERFORMANCE CONCEPTS, LLC, (11) PERFORMANCE CONCEPTS, LLC, (12) TROY TOOLING, LLC, (13) EMPIRE COACH ENTERPRISES, LLC, (14) DOUGLASS C. GOAD, (15) JEFFREY BEITZEL, (16) DANIEL VANAUKEN AND (17) RICHARD ANDERSON

Gentlemen:

Please refer to any and all documents, instruments and agreements executed in connection with the financing arrangements from Bank to Borrowers and Guarantors (collectively, the “Loan Documents”). All amounts due from Borrowers to Bank, whether now or in the future, contingent, fixed, primary and/or secondary, including, but not limited to, principal, interest, inside and outside counsel fees, audit fees, costs, expenses and any and all other charges provided for in the Loan Documents shall be known, in the aggregate, as the “Liabilities.” All capitalized terms not defined in this letter agreement (“Agreement”) shall have the meanings described in the Loan Documents.

The obligations of Automotive to Bank are guarantied by Manufacturing, Wheel to Wheel and the Guarantors identified in numbers 1 through 13 above. The obligations of Manufacturing to Bank are guarantied by Automotive, Wheel to Wheel and the Guarantors identified in numbers 1

Mr. W. Brian Olson

Mr. Joseph E. Katona III

December 14, 2006

through 13 above. The obligations of Wheel to Wheel to Bank are guarantied by Douglass C. Goad, Jeffrey Beitzel, Daniel VanAuken and Richard Anderson.

As of December 6, 2006 the Liabilities include, but are not limited to, the following:

Loans (obligor, note amount and date)	Principal		Interest
Automotive Revolving Credit Loan (Automotive; $25,000,000; 5/19/06)		$21,404,957.14		$24,608.83
Manufacturing Revolving Credit Loan (Manufacturing; $5,000,000; 5/19/06)	US$	2,275,000.00	US$	2,873.96
	Cdn$	1,363,728.63	Cdn$	1,513.18
Mortgage Loan (Wheel to Wheel; $1,635,000; 9/7/01)		$1,114,224.81		$1,532.06

The amounts referenced above are exclusive of interest accruing after December 6, 2006 and costs and expenses (including, but not limited to, inside and outside counsel fees).

Automotive has violated (a) the Tangible Effective Net Worth covenant set forth in section 7.10 of the May 19, 2006 Second Amended and Restated Credit Agreement between Automotive and Bank (as amended, the “Automotive Credit Agreement”) for the quarters ending July 31, 2006 and October 31, 2006, (b) the limitation on capital expenditures covenant set forth in section 8.7 of the Automotive Credit Agreement, (c) the obligation set forth in section 7.13 of the Automotive Credit Agreement to cause the aggregate amount of the Advances under the Automotive Credit Agreement and the credit extensions under the Manufacturing Loan Agreement (as defined below) to be less than $15,000,000 for at least 5 consecutive Business Days during each month; and (d) section 8.8 of the Automotive Credit Agreement by lending $95,000 to Spectorworks (collectively, the “Covenant Violations”). The Covenant Violations constitute Events of Default under the Automotive Credit Agreement and are also Events of Default under the May 19, 2006 Amended and Restated Loan Agreement between Manufacturing and Bank (the “Manufacturing Loan Agreement”). The Wheel to Wheel Mortgage Loan matured on December 1, 2006 and remains unpaid.

Mr. W. Brian Olson

Mr. Joseph E. Katona III

December 14, 2006

Subject to timely, written acceptance by Borrowers and Guarantors of the following conditions, Bank is willing to forbear until March 15, 2007, subject to earlier termination as provided below, from making demand and from further action to collect the Liabilities:

1.	Borrowers and Guarantors acknowledge the Liabilities as set out in the Loan Documents, the amount of the Liabilities as stated above and the existence of the default. Borrowers and Guarantors acknowledge and agree that as a result of the default, Bank has the right to demand repayment of the Liabilities. Wheel to Wheel, LLC acknowledges that it is the successor by merger to Wheel to Wheel, Inc. and is obligated on the Wheel to Wheel Mortgage Loan as set forth above. Guarantors reaffirm their respective guaranties.

2.	Future administration of the Liabilities and the financing arrangements among Bank, Borrowers and Guarantors shall continue to be governed by the covenants, terms and conditions of the Loan Documents, which are ratified and confirmed and incorporated by this reference, except to the extent that the Loan Documents have been superseded, amended, modified or supplemented by this Agreement or are inconsistent with this Agreement, then this Agreement shall govern.

3.	Except as otherwise provided in this Agreement, Borrowers and Guarantors acknowledge Bank is under no obligation to advance funds or extend credit to Borrowers under the Loan Documents, or otherwise.

4.	100% of Automotive’s cash inflows will be applied to the Automotive Revolving Credit Loan. Subject to maintaining an advisory “Borrowing Base” (defined below) equal to or greater than the balance owing on the Automotive Revolving Credit Loan (including Letter of Credit Obligations), and provided there are no defaults under the terms of this Agreement, and no further defaults under the Loan Documents, Bank agrees that it will continue to advance to Automotive under the Automotive Revolving Credit Loan, in accordance with the Loan Documents, through March 15, 2007. Effective immediately, the maximum amount available under the Automotive Revolving Credit Loan plus the Letter of Credit Obligations (collectively, the “Credit Extensions”) is $25,000,000 (the “Revolving Credit Aggregate Commitment”). The sum of the Credit Extensions plus the amount outstanding under the Manufacturing Revolving Credit Loan (including L/C Obligations) shall not exceed the Revolving Credit Aggregate Commitment. The Borrowing Base is set forth in the Automotive Credit Agreement, except that, effective immediately, Accounts owing to Empire Coach Enterprises, LLC shall no longer be included as Eligible Accounts in the Borrowing Base. In the event the sum of the balance on the Automotive Revolving Credit Loan (including Letter of Credit Obligations) plus the amount outstanding on the Manufacturing Revolving Credit Loan (including L/C Obligations) exceeds the Borrowing Base or the Revolving Credit Aggregate Commitment at any time, no advances will be allowed and Automotive and/or Manufacturing shall immediately pay to Bank the amount of such overage. Each borrowing request or Accounts Receivable collection must be accompanied by an accounts receivable report and any other supporting documentation as may be requested by Bank, all in form satisfactory to Bank, with a minimum of one report per week.

Mr. W. Brian Olson

Mr. Joseph E. Katona III

December 14, 2006

5.	Automotive acknowledges and agrees it shall hold in express trust for Bank and immediately surrender in the form received all of its cash inflows to Bank by depositing such inflows into account #1851381887 maintained at Bank, which funds will then be transferred to a cash collateral account to be established by Bank and then applied to the Automotive Revolving Credit Loan. Effective immediately, Automotive’s account #1851522340 shall be closed and Automotive shall establish a new dda/checking account with Bank (the “New Operating Account”). All advances under the Automotive Revolving Credit Loan shall be made into the New Operating Account.

6.	Wheel to Wheel acknowledges and agrees it shall hold in express trust for Bank and immediately surrender in the form received all of its cash inflows to Bank by depositing such inflows into account #1850719111 maintained at Bank, which funds will then be transferred to a cash collateral account to be established by Bank and then applied to the Automotive Revolving Credit Loan.

7.	Manufacturing and the Guarantors (other than the individual Guarantors) agree that at any time in Bank’s sole discretion, they may be placed on a Remittance Basis by Bank, and if Bank does so elect, then they shall cooperate with Bank in such regard.

8.	100% of Manufacturing’s cash inflows will be applied to the Manufacturing Revolving Credit Loan. Provided there are no defaults under the terms of this Agreement, and no further defaults under the Loan Documents, Bank agrees that it will continue to advance to Manufacturing under the Manufacturing Revolving Credit Loan, in accordance with the Loan Documents, through March 15, 2007. The maximum amount available under the Manufacturing Revolving Credit Loan (including L/C Obligations) is $5,000,000. In the event the sum of the balance on the Automotive Revolving Credit Loan (including Letter of Credit Obligations) plus the amount outstanding on the Manufacturing Revolving Credit Loan (including L/C Obligations) exceeds the Borrowing Base or the Revolving Credit Aggregate Commitment at any time, no advances will be allowed and Automotive and/or Manufacturing shall immediately pay to Bank the amount of such overage. Each borrowing request or Accounts Receivable collection must be accompanied by an accounts receivable report and any other supporting documentation as may be requested by Bank, all in form satisfactory to Bank, with a minimum of one report per week.

9.	By December 31, 2006, Manufacturing shall establish a cash collateral account with Bank and thereafter it shall hold in express trust for Bank and immediately surrender in the form received all of its cash inflows to Bank by depositing such inflows into the cash collateral account.

Mr. W. Brian Olson

Mr. Joseph E. Katona III

December 14, 2006

10.	Borrowers shall continue to make the regularly scheduled monthly principal and interest payments on each of the loans. In addition, by no later than December 15, 2006, Quantum Fuel Systems Technologies Worldwide, Inc. shall liquidate the securities in the securities accounts at Munder and at Smith Barney and shall pay to Bank by wire transfer $15,000,000 from the liquidation proceeds to be applied to the Automotive Revolving Credit Loan. Simultaneously with the payment of the $15,000,000, the Revolving Credit Aggregate Commitment shall be reduced to $10,000,000. Upon receipt by Bank of the $15,000,000 and an updated Borrowing Base Certificate showing that Borrowers are within formula based upon Eligible Accounts, (a) Bank will release its security interest in the Munder and Smith Barney securities accounts and (b) the portion of the Borrowing Base that is comprised of “the lesser of (A) one hundred percent (100%) of the Loan Value of Eligible Securities Collateral and (B) Fifteen Million Dollars ($15,000,000)” shall be eliminated from the Borrowing Base.

11.	Concurrently with execution of this Agreement, Automotive shall execute a guaranty in favor of Bank of the obligations owed by Wheel to Wheel in the form attached.

12.	Interest on the Automotive Revolving Credit Loan shall accrue at Bank’s “Prime Rate” (as defined in the Loan Documents) plus one-half of one percent (0.5%). No further advances on the Automotive Revolving Credit Loan at the Eurocurrency-based Rate shall be permitted. Interest on the Manufacturing Revolving Credit Loan shall accrue at (a) Bank’s “Prime Rate” (as defined in the Loan Documents) plus one percent (1%) with respect to advances in U.S. Dollars, and (b) Bank’s “Canadian Prime Rate” (as defined in the Loan Documents) plus two and one-quarter percent (2.25%) with respect to advances in Canadian Dollars. No further advances in Canadian Dollars shall be permitted on the Manufacturing Revolving Credit Loan. Interest on the Wheel to Wheel Mortgage Loan shall accrue at Bank’s “Prime Rate” (as defined in the Loan Documents) plus two and one-quarter percent (2.25%). Upon the occurrence of a default under the terms of this Agreement or any further defaults under the Loan Documents, then the Liabilities shall accrue interest at the rate otherwise provided in this paragraph plus three percent (3%).

13.	Until March 15, 2007 only, Bank waives any Event of Default under the Automotive Credit Agreement or the Manufacturing Loan Agreement that result from (a) the Covenant Violations, or (b) a violation of the Tangible Effective Net Worth Covenant set forth in section 7.10 of the Automotive Credit Agreement for the quarter ending January 31, 2007.

14.	By no later than January 10, 2007, Borrowers shall engage a consultant acceptable to Bank to assist them in seeking an alternative source of financing. Bank agrees that Imperial Capital is acceptable to serve as such consultant.

Mr. W. Brian Olson

Mr. Joseph E. Katona III

December 14, 2006

15.	Concurrently with execution of this Agreement, Automotive shall pay to Bank a fee of $37,500. The fee is fully earned upon receipt. The fee is in consideration of Bank’s costs in negotiating and structuring this Agreement (and not as consideration for any specific period of forbearance). Bank may charge Automotive’s operating account for such fee.

16.	By no later than December 21, 2006, Automotive and Manufacturing shall provide to Bank updated projections through April 30, 2007 in form satisfactory to Bank.

17.	Borrowers and Guarantors acknowledge and agree the Loan Documents presently provide for and they shall reimburse Bank for any and all costs and expenses of Bank, including, but not limited to, all inside and outside counsel fees of Bank whether in relation to drafting, negotiating or enforcement or defense of the Loan Documents or this Agreement, including any preference or disgorgement actions as defined in this Agreement and all of Bank’s audit fees, incurred by Bank in connection with the Liabilities, Bank’s administration of the Liabilities and/or any efforts of Bank to collect or satisfy all or any part of the Liabilities. Borrowers and Guarantors shall immediately reimburse Bank for all of Bank’s costs and expenses upon demand. Concurrently with execution of this Agreement, Borrowers shall reimburse Bank for its currently outstanding attorneys’ fees in the amount of $8,500. Bank may charge Automotive’s account for such fees.

18.	Loan payments, interest on the Liabilities, loan administration expenses, including, but not limited to, all inside and outside counsel fees of Bank and Bank’s audit fees, may be charged directly to any of Borrowers’ accounts maintained with Bank.

19.	Borrowers will maintain all commercial accounts with Bank.

20.	In addition to all reporting currently required by the Loan Documents, Borrowers shall provide Bank any other reporting reasonably requested by Bank.

21.	Borrowers and Guarantors acknowledge and agree the Loan Documents presently provide and they shall permit Bank to conduct such fair market value appraisals, inspections, surveys and/or testing, whether for environmental contamination or otherwise, that Bank deems necessary, on any and all real and personal property upon which Bank may possess a mortgage or security interest securing the Liabilities, and the cost of such appraisals, inspections, surveys and testing are part of the costs and expenses for which the Borrowers and Guarantors must reimburse Bank.

22.

Notwithstanding anything to the contrary herein, Bank reserves the right, in its sole discretion, to determine the application of the proceeds of all unusual or extraordinary items (including, by way of example, tax refunds, insurance proceeds, or sale proceeds,

Mr. W. Brian Olson

Mr. Joseph E. Katona III

December 14, 2006

other than collection of accounts for inventory or services sold in the ordinary course of business) to the various obligations of Borrowers to Bank.

23.	To the extent any payment received by Bank is deemed a preference, fraudulent transfer or otherwise by a court of competent jurisdiction which requires the Bank to disgorge such payment then, such payment will be deemed to have never occurred and the Liabilities will be adjusted accordingly.

24.	Borrowers and Guarantors agree to execute any and all additional or supplemental documentation, and provide such further assistance and assurances as Bank may reasonably require, in Bank’s sole and absolute discretion, to give full effect of the terms, conditions and intentions of this Agreement.

25.	This Agreement shall be governed and controlled in all respects by the laws of the State of Michigan, without reference to its conflict of law provisions, including interpretation, enforceability, validity and construction.

26.	Bank expressly reserves the right to exercise any or all rights and remedies provided under the Loan Documents and applicable law except as modified herein. Bank’s failure to exercise immediately such rights and remedies shall not be construed as a waiver or modification of those rights or an offer of forbearance.

27.	This Agreement will inure to the benefit of Bank and all its past, present and future parents, subsidiaries, affiliates, predecessors and successor corporations and all of their subsidiaries and affiliates.

28.	Bank anticipates that discussions addressing the Liabilities may take place in the future. During the course of such discussions, Bank, Borrowers and Guarantors may touch upon and possibly reach a preliminary understanding on one or more issues prior to concluding negotiations. Notwithstanding this fact and absent an express written waiver by Bank, Bank will not be bound by an agreement on any individual issues unless and until an agreement is reached on all issues and such agreement is reduced to writing and signed by Borrowers and Guarantors and Bank.

29.	As of the date of this Agreement, there are no other offers outstanding from Bank to Borrowers and Guarantors. Any prior offer by Bank, whether oral or written is hereby rescinded in full. There are no oral agreements between Bank and Borrowers and Guarantors; any agreements concerning the Liabilities are expressed only in the existing Loan Documents. The duties and obligations of Borrowers and Guarantors and Bank shall be only as set forth in the Loan Documents and this Agreement, when executed by all parties.

Mr. W. Brian Olson

Mr. Joseph E. Katona III

December 14, 2006

30.	Borrowers and Guarantors acknowledge that they have reviewed (or have had the opportunity to review) this Agreement with counsel of their choice and have executed this Agreement of their own free will and accord and without duress or coercion of any kind by Bank or any other person or entity.

31.	BORROWERS, GUARANTORS AND BANK ACKNOWLEDGE AND AGREE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT, THE LOAN DOCUMENTS OR THE LIABILITIES.

32.	DEFAULTS HAVE OCCURRED UNDER THE LOAN DOCUMENTS. BORROWERS AND GUARANTORS, TO THE FULLEST EXTENT ALLOWED UNDER APPLICABLE LAW, WAIVE ALL NOTICES THAT BANK MIGHT BE REQUIRED TO GIVE BUT FOR THIS WAIVER, INCLUDING ANY NOTICES OTHERWISE REQUIRED UNDER SECTION 6 OF ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE AS ENACTED IN THE STATE OF MICHIGAN OR THE RELEVANT STATE CONCERNING THE APPLICABLE COLLATERAL (AND UNDER ANY SIMILAR RIGHTS TO NOTICE GRANTED IN ANY ENACTMENT OF REVISED ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE). FURTHERMORE, BORROWERS AND GUARANTORS WAIVE (A) THE RIGHT TO NOTIFICATION OF DISPOSITION OF THE COLLATERAL UNDER § 9-611 OF THE UNIFORM COMMERCIAL CODE, (B) THE RIGHT TO REQUIRE DISPOSITION OF THE COLLATERAL UNDER § 9-620(E) OF THE UNIFORM COMMERCIAL CODE, AND (C) ALL RIGHTS TO REDEEM ANY OF THE COLLATERAL UNDER § 9-623 OF THE UNIFORM COMMERCIAL CODE.

33.

BORROWERS AND GUARANTORS, IN EVERY CAPACITY, INCLUDING, BUT NOT LIMITED TO, AS SHAREHOLDERS, PARTNERS, OFFICERS, DIRECTORS, INVESTORS AND/OR CREDITORS OF BORROWER AND/OR GUARANTOR, OR ANY ONE OR MORE OF THEM, HEREBY WAIVE, DISCHARGE AND FOREVER RELEASE BANK, BANK’S EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS, AFFILIATES AND SUCCESSORS AND ASSIGNS, FROM AND OF ANY AND ALL CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS BORROWERS AND/OR GUARANTORS MAY HAVE OR MAY

Mr. W. Brian Olson

Mr. Joseph E. Katona III

December 14, 2006

HAVE MADE OR WHICH ARE BASED ON FACTS OR CIRCUMSTANCES ARISING AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS AGREEMENT, WHETHER KNOWN OR UNKNOWN, AGAINST ANY OR ALL OF BANK, BANK’S EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS, AFFILIATES AND SUCCESSORS AND ASSIGNS.

34.	This Agreement may be executed in counterparts and delivered by facsimile and the counterparts and/or facsimiles, when properly executed and delivered by the signing deadline, will constitute a fully executed complete agreement.

35.	The parties acknowledge that Empire Coach Enterprises, LLC (“Empire”) is currently the subject of an involuntary bankruptcy petition and is therefore not a signatory to this Agreement. In addition, Borrowers have advised Bank that Daniel VanAuken is no longer employed by Borrowers and accordingly that Borrowers will not obtain Mr. VanAuken’s signature on this Agreement. Bank does not agree to forbear with respect to Empire. Borrowers and the other Guarantors who are signatories to this Agreement agree that they remain bound by the terms of the Loan Documents and this Agreement regardless of whether Mr. VanAuken or Empire execute this Agreement. Notwithstanding the foregoing, Bank agrees that in the event that Bank makes demand on Empire for payment of the Liabilities and Empire is unable to pay, it shall not constitute cause to terminate early Bank’s forbearance against the other Borrowers and Guarantors.

36.	Borrowers and Guarantors (other than Empire and Daniel VanAuken) shall properly execute this Agreement and hand deliver same to the undersigned by no later than 12:00 p.m. Eastern time on December 15, 2006.

Bank reserves the right to terminate its forbearance prior to March 15, 2007, in the event of any new defaults under the Loan Documents or defaults under this Agreement.

Very truly yours,

/s/ Kevin B. Costello
Kevin B. Costello Vice President Special Assets Group P.O. Box 75000 Detroit, Michigan 48275-3205 (313) 222-4408 fax: (313) 222-1244

Mr. W. Brian Olson

Mr. Joseph E. Katona III

December 14, 2006

ACKNOWLEDGED AND AGREED: Tecstar Automotive Group, Inc.

By:	/s/ Joseph E. Katona III	Date:	December 15, 2006
Joseph E. Katona III
Its:	CFO/Treasurer

Tecstar Manufacturing Canada, Ltd.

By:	/s/ Jeffrey P. Beitzel	Date:	December 15, 2006
Jeffrey P. Beitzel
Its:	President

Wheel to Wheel, LLC, as successor by reason of merger to Wheel to Wheel, Inc.

By:	/s/ Richard C. Anderson	Date:	December 15, 2006
Richard C. Anderson
Its:	President

Tecstar, L.P.

By:	/s/ Joseph E. Katona III	Date:	December 15, 2006
Joseph E. Katona III
Its:	CFO/Treasurer

Starcraft Automotive Group, Inc.

By:	/s/ Joseph E. Katona III	Date:	December 15, 2006
Joseph E. Katona III
Its:	CFO/Secretary

Mr. W. Brian Olson

Mr. Joseph E. Katona III

December 14, 2006

Powertrain Integration, LLC

By:	/s/ Joseph E. Katona III	Date:	December 15, 2006
Joseph E. Katona III
Its:	CFO/Treasurer

Classic Design Concepts, LLC

By:	/s/ Joseph E. Katona III	Date:	December 15, 2006
Its:	CFO/Treasurer

Tecstar Partners, LLC

By:	/s/ Joseph E. Katona III	Date:	December 15, 2006
Joseph E. Katona III
Its:	CFO/Treasurer

Wheel to Wheel Powertrain, LLC

By:	/s/ Richard C. Anderson	Date:	December 15, 2006
Richard C. Anderson
Its:	President

Mr. W. Brian Olson

Mr. Joseph E. Katona III

December 14, 2006

Quantum Fuel Systems Technologies Worldwide, Inc.

By:	/s/ Kenneth R. Lombardo	Date:	December 15, 2006
Kenneth R. Lombardo
Its:	Vice President and Secretary

Regency Conversions, LLC

By:	/s/ Kenneth R. Lombardo	Date:	December 15, 2006
Its:	Vice President and Secretary

Quantum Performance, LLC

By:	/s/ Kenneth R. Lombardo	Date:	December 15, 2006
Kenneth R. Lombardo
Its:	Secretary

Unique Performance Concepts, LLC

By:	/s/ Joseph E. Katona III	Date:	December 15, 2006
Joseph E. Katona III
Its:	CFO/Treasurer

Performance Concepts, LLC

By:	/s/ Douglass C. Goad	Date:	December 15, 2006
Douglass C. Goad
Its:	President

Mr. W. Brian Olson

Mr. Joseph E. Katona III

December 14, 2006

Troy Tooling, LLC

By:	/s/ Kenneth R. Lombardo	Date:	December 15, 2006
Kenneth R. Lombardo
Its:	Secretary

	/s/ Jeffrey P. Beitzel	Date:	December 15, 2006
Jeffrey Beitzel

	/s/ Douglass C. Goad	Date:	December 15, 2006
Douglass C. Goad

	/s/ Richard Anderson	Date:	December 15, 2006
Richard Anderson